UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.       )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Nxt-ID, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On September 20, 2021, Nxt-ID, Inc. (the “Company”) distributed of a press release (the “Release”) to the Company’s stockholders regarding the Company’s upcoming Special Meeting of Stockholders scheduled to be held on Friday, October 15, 2021. The Release supplements the Definitive Proxy Statement that the Company filed with the Securities and Exchange Commission on September 17, 2021.

Below is a copy of the Release.

NXT-ID, INC. – SPECIAL MEETING OF

STOCKHOLDERS SCHEDULED FOR OCTOBER 15, 2021

NXT-ID, INC. REVISES DATE FOR SPECIAL SHAREHOLDER MEETING

TO VOTE ON IMPORTANT REVERSE STOCK SPLIT

Reverse Stock Split Necessary to Maintain NASDAQ Listing

Oxford, Connecticut, September 20, 2021 – Nxt-ID, Inc. (NASDAQ: NXTD) (the “Company” or “Nxt-ID”), a provider of technology products and services for healthcare applications, filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) to hold a special shareholders meeting on Friday, October 15, 2021 to vote on a reverse split of Nxt-ID’s Common stock and a reverse split of its Series C Preferred Stock. The meeting will take place at the offices of Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York at 10:30 AM Eastern Time.

The Company is proposing the reverse stock split primarily to regain compliance with The NASDAQ Capital Market $1.00 minimum bid price requirement and to adhere to the conditions laid out by a NASDAQ Hearing Panel for continued listing on the NASDAQ national exchange. The reverse stock splits are intended to reduce the number of shares of each of its Common Stock and its Series C Preferred Stock while proportionately increasing each’s price per share primarily in order to enable the Company to regain compliance with Nasdaq’s minimum bid price requirement as well as satisfy undertakings to certain warrant-holders. If the proposal is not approved, the Company’s Common Stock will be subject to delisting, adversely impacting the Company’s market valuation and shareholders liquidity..

The Company’s management believes that its recent capital raise and its newly revised business plan are important elements to support a new growth strategy for the Company which will generate long-term shareholder value. Continued listing on a national exchange such as NASDAQ will also facilitate future capital raises and maintain liquidity for all shareholders.

Nxt-ID’s Board of Directors is unanimously in favor of the reverse stock splits and urges all shareholders to vote FOR the proposals. The reverse stock split proposals must be approved by a majority of the Company’s Common shares outstanding. All shareholders of record as of September 16, 2021 are entitled to vote.

How to Vote Your Shares

●	Registered shareholders can vote via mail or online by following the instructions provided on the proxy card.

●	Shares held via a bank or broker will be provided with a voting instruction form (“VIF”). The VIF will contain instructions to vote via mail, online or telephone.

●	In Person: Shareholders may vote by attending the special shareholders meeting in-person on Friday, October 15, 2021, at 1633 Broadway, 32nd Floor, New York, New York at 10:30 AM Eastern Time. Note: In compliance with New York City Coronavirus Guidelines, proof of vaccine and masks will be required to enter the meeting.

Votes submitted by phone or online must be received by 11:59 pm Eastern time on October 14, 2021. Please note that voting by phone or online requires your proxy control number. Shareholders who need assistance with voting their shares or other questions should contact Laurel Hill Advisory Group at 888-742-1305 or Nxt-ID@laurelhill.com

Background & Helpful Information

Nxt-ID’s shareholders are urged to read about the reverse stock split in the Company’s Proxy Statement which was filed with the Securities and Exchange Commission (SEC) on September 17, 2021. You can find a link below and other helpful information:

●	Official notification to shareholders of matters to be brought to a vote (“Proxy”)

●	Nxt-ID, Inc. Announces Pricing of $12.5 Million Underwritten Public Offering

●	Second quarter 2021 IR update webcast link

Additional Company information can be found on Nxt-ID IR website. Shareholders and other interested parties are encouraged to sign up on the website to receive news alerts from the Company.

About Nxt-ID, Inc.

Nxt-ID, Inc. (NASDAQ: NXTD) provides technology products and services for healthcare applications. The Company has extensive experience in access control, biometric and behavior-metric identity verification, security and privacy, encryption and data protection, payments, miniaturization, sensor technologies and healthcare applications. Through its subsidiary, LogicMark LLC, Nxt-ID is a manufacturer and distributor of non-monitored and monitored personal emergency response systems sold through dealers/distributors and the United States Department of Veterans Affairs. Learn more about Nxt-ID at www.nxt-id.com. For Nxt-ID corporate information contact: info@nxt-id.com.

Forward-Looking Statements for Nxt-ID:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Forward-looking statements include statements herein with respect to the successful execution of the Company’s business strategy. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications necessary to develop products; the availability of financing; the Company’s ability to implement its long range business plan for various applications of its technology; the Company’s ability to enter into agreements with any necessary marketing and/or distribution partners; the impact of competition, the obtaining and maintenance of any necessary regulatory clearances applicable to applications of the Company’s technology; the Company’s ability to maintain its Nasdaq listing for its common stock; and management of growth and other risks and uncertainties that may be detailed from time to time in the Company’s reports filed with the SEC.

Investor Relations Contact:

A. Pierre Dubois

Lightspeed IR/M for Nxt-ID

investors@nxt-id.com

Proxy Contact:

Laurel Hill Advisory Group

888-742-1305

Email: nxt-id@laurelhill.com

* * *

Note: Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).